SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                                    __X__
Filed by a party other than the Registrant                                 _____

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PRINCETON NATIONAL BANCORP, INC.
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)

                        --------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

_X_  No fee required.
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------
     (5)  Total fee paid:
                         -------------------------------------------------------

___  Fee paid previously with preliminary materials.
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
                                 -----------------------------------------------
     (2)  Form, Schedule or Registration Statement:
                                                   -----------------------------
     (3)  Filing Party:
                       ---------------------------------------------------------
     (4)  Date Filed:
                     -----------------------------------------------------------

                        PRINCETON NATIONAL BANCORP, INC.


                                     NOTICE

                                       of

            Annual Meeting of Stockholders To Be Held April 13, 1999


To the Stockholders of
PRINCETON NATIONAL BANCORP, INC.

The Annual Meeting of Stockholders of Princeton National Bancorp, Inc., a Delaware corporation, will be held at The Galleria, 1659 North Main Street, Princeton, Illinois, on Tuesday, April 13, 1999 at 10:00 a.m., for the following purposes:

(1)  To elect four directors for a term of three years; and

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on February 26, 1999 will be entitled to notice of and to vote at the meeting.

The Company's Annual Report to Stockholders for the year ended December 31, 1998 is enclosed.

IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

No postage is required if the proxy is mailed in the United States.



                                         Lou Ann Birkey
                                         Assistant Vice President
                                         and Corporate Secretary

Princeton, Illinois
March 5, 1999

                        PRINCETON NATIONAL BANCORP, INC.
                              606 SOUTH MAIN STREET
                            PRINCETON, ILLINOIS 61356

                                 PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Princeton National Bancorp, Inc. (the "Company"), from holders of the Company's outstanding shares of common stock, par value $5.00 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 13, 1999 at The Galleria, 1659 North Main Street, Princeton, Illinois, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting and in this Proxy Statement. The Company will bear the costs of soliciting proxies from its stockholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone or in person. This Proxy Statement and form of proxy are first being mailed to the Company's stockholders on or about March 5, 1999.

VOTING AT THE ANNUAL MEETING

The close of business on February 26, 1999, has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, 3,827,781 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting.

Each proxy that is properly signed and received prior to the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instructions are indicated, proxies will be voted "for" the election of all nominees named in the proxy and in the discretion of the persons named in the proxy on such other matters as may properly come before the Annual Meeting. Any stockholder has the right to revoke a proxy at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by properly executing and submitting to the Company a later-dated proxy or by mailing written notice of revocation to Princeton National Bancorp, Inc., 606 South Main Street, Princeton, Illinois 61356, Attention: Lou Ann Birkey, Assistant Vice President and Corporate Secretary. A stockholder may also revoke a proxy by appearing at the Annual Meeting and voting in person. Proxies are valid only for the meeting specified therein, or any adjournments of such meeting.

A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the judges of election appointed for the meeting. The judges will determine whether a quorum is present and will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.

The four nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected directors of the Company.

         Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the nominees for directors named below and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of ten directors who are divided into three classes. One class is elected each year for a three-year term. At the Annual Meeting, Messrs. Wesner, Browning, Grubb and Pietsch will be nominated to serve in Class I until the Annual Meeting of Stockholders to be held in 2002 and until their successors have been duly elected and qualified.

All of the nominees are currently serving as directors of the Company. Each of the nominees has agreed to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event of the refusal or inability of any nominee for director of the Company to serve as director, the persons named in the accompanying form of proxy shall vote such proxies for such other person or persons as may be nominated as directors by the Board of Directors of the Company, unless the number of directors shall have been reduced by the Board.

The principal occupation of each person nominated for election as a director, and each director continuing in office, his age, the year in which he first became a director and the number of shares of Common Stock that such person beneficially owned as of February 26, 1999 are listed below. Except as set forth below, the nature of each director's beneficial ownership is sole voting and investment power. All of the nominees and directors continuing in office, other than Messrs. Ervin Pietsch and John Ernat, also served on the board of directors of the Company's wholly-owned subsidiary, Citizens First National Bank ("Citizens Bank") during 1998.

The Board of Directors unanimously recommends that stockholders vote "FOR" the election of the four nominees listed below.

                                                                                    AMOUNT OF SHARES
                                                                                     OF COMMON STOCK
                                                                                   BENEFICIALLY OWNED        PERCENT
                               PRINCIPAL OCCUPATION                  DIRECTOR         AND NATURE OF         OF COMMON
                                DURING PAST 5 YEARS          AGE       SINCE      BENEFICIAL OWNERSHIP(1)     STOCK
                                -------------------          ---       -----      --------------------        -----
CLASS I NOMINEES FOR THREE-YEAR TERMS

Craig O. Wesner         Manager of Bureau Service            58        1997               7,432                 *
                        Company, a farm supply
                        cooperative

Don S. Browning         President of Browning Ford,          58        1983              12,986                 *
                        Inc., a Ford new car and truck
                        dealer, and President of
                        Browning Chrysler, Inc., a
                        Chrysler new car and truck
                        dealer

Donald E. Grubb         Farmer                               58        1991               8,833(2)              *

Ervin I. Pietsch        Vice President, Corporate            58        1994               5,332                 *
                        Quality, Ideal Electrical
                        Products


CLASS II CONTINUING DIRECTORS -- TERM EXPIRES IN 2000

John Ernat              Farmer                               50        1994               6,340(3)              *


                                                                                    AMOUNT OF SHARES
                                                                                     OF COMMON STOCK
                                                                                   BENEFICIALLY OWNED        PERCENT
                               PRINCIPAL OCCUPATION                  DIRECTOR         AND NATURE OF         OF COMMON
                                DURING PAST 5 YEARS          AGE       SINCE      BENEFICIAL OWNERSHIP(1)     STOCK
                                -------------------          ---       -----      --------------------        -----
Tony J. Sorcic          President and Chief Executive        45        1986             13,547(4)               *
                        Officer of the Company


Thomas M. Longman       President of DBP, Inc., a            48        1991              8,030(5)               *
                        supplier of business forms and
                        office products

CLASS III CONTINUING DIRECTORS -- TERM EXPIRES IN 2001

Dr. Harold C.           Retired dentist                      66        1989             11,394(6)               *
Hutchinson, Jr.

Thomas R. Lasier        Retired in 1993 as President and     63        1983             21,875(7)               *
                        General Manager of LCN
                        Closers, a division of Ingersoll-
                        Rand that manufactures
                        hardware, for more than 5 years
                        prior to retirement

Stephen W. Samet        President and General Manager        54        1986              9,231(8)               *
                        of WZOE, Inc., a commercial
                        radio broadcasting company


* Less than 1%

(1) All directors and executive officers of the Company, as a group, beneficially own 115,723 shares of Common Stock, or 3.02% of the outstanding Common Stock.

(2) Includes 1,237 shares held by his wife.

(3) Includes 300 shares held by his wife.

(4) Includes 2,396 shares held by his wife and 584 held by, or in custody for, his sons.

(5) Includes 1,050 shares held by his wife.

(6) Includes 10,044 shares held in trust for which Dr. Hutchinson is the trustee and beneficiary.

(7) Includes 675 shares held in trust for which Mr. Lasier is the trustee and beneficiary and 3,375 shares held by his wife.

(8) Includes 364 shares held by his wife and 201 shares held by his son.


BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Board of Directors held six meetings during 1998. The Board of Directors has an Executive Committee and an Audit Committee, and the Board as a whole operates as a committee to nominate directors. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he served.

The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors of the Company in the interim between meetings of the Board. Directors Thomas R. Lasier, Don S. Browning, Tony J. Sorcic and Stephen W. Samet are members of the Executive Committee. The Committee did not meet during 1998.

The Audit Committee has the responsibility for reviewing the scope of internal and external audit procedures, reviewing the results of internal and external audits conducted with respect to the Company and Citizens Bank and periodically reporting on such results to the Board of Directors. Directors Don S. Browning, Stephen W. Samet and Craig O. Wesner are members of the Audit Committee. The Committee met four times during 1998.

The Board of Directors of Citizens Bank held 24 meetings during 1998. The Board of Directors of Citizens Bank has Auditing & Accounting, Trust Auditing & Accounting, Loan, Trust & Farm Management, Marketing & Sales Management, CRA & Compliance, Personnel Policy & Salary, Executive, and Asset/Liability Management Committees. The Committees collectively held a total of 58 meetings during 1998. Each director of Citizens Bank attended at least 75% of the meetings of the Citizens Bank Board of Directors and the Committees on which he served.

COMPENSATION OF DIRECTORS

Each director of the Company who is not also an employee of the Company or an employee or director of Citizens Bank received a $250 fee for each Board meeting attended. Each director of the Company who is also a director of Citizens Bank and who is not an employee of the Company or Citizens Bank received a $100 fee for each Board meeting of the Company attended in 1998. Each director of the Company, other than Messrs. Pietsch and Ernat, is also a director of Citizens Bank. In addition, in 1998 each non-employee Director of the Company was awarded a grant of 300 stock options under the Princeton National Bancorp, Inc. Stock Option Plan. The options vest over three years at a rate of 1/3 per year, have an exercise price of $17.19 and expire on December 14, 2008.

During 1998, each director of Citizens Bank who is not also an employee was paid a retainer ($10,600 per annum) plus a fee for each Board and committee meeting attended. Each director of Citizens Bank who is not also an employee, other than the Chairman of the Board, received a $25 fee for each Citizens Bank Board meeting and committee meeting attended in 1998. After attending five meetings of the same committee, the director received a $50 fee for each subsequent meeting of the same committee in 1998. The Chairman of the Board of Citizens Bank received a $100 fee for each meeting of the Board attended in 1998. In addition, Citizens Bank paid $2,100 of organization dues on behalf of the Chairman of the Board of Citizens Bank during 1998.


                             EXECUTIVE COMPENSATION

SUMMARY

The following table summarizes compensation for services to the Company and Citizens Bank for the years ended December 31, 1998, 1997 and 1996 paid to or earned by the Chief Executive Officer of the Company and the other executive officer of the Company whose salary and bonus exceeded $100,000 for the year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

==================================================================================================================

                                         Annual Compensation                Long-Term
                                                                          Compensation
Name and Principal
Position                 Year
                                  --------------------------------------------------------------------------------
                                                                              Awards                All Other
                                    Salary($)           Bonus($)      ---------------------     Compensation($)(1)
                                                                      Securities Underlying
                                                                           Options (#)
------------------------------------------------------------------------------------------------------------------
Tony J. Sorcic           1998        189,859               0                  6,000                  11,955
President and Chief      1997        157,258             32,104                 0                    12,313
Executive Officer        1996        148,020             11,000                 0                     9,829
------------------------------------------------------------------------------------------------------------------
James B. Miller          1998        108,001               0                   500                    8,317
Executive Vice           1997         97,625             20,207                 0                     7,622
President                1996         90,860              1,500                 0                     5,988
==================================================================================================================

(1) The compensation reported represents Company matching contributions to the Company 401(k) Plan and Company contributions to the Profit Sharing Plan.

The following tables present information about stock options granted to executive officers in 1998 and information about options held by such officers as of December 31, 1998.

                                                INDIVIDUAL GRANTS(1)
                     ------------------------------------------------------------------------

                                     % OF TOTAL
                     NUMBER OF        OPTIONS                       EXERCISE
                      OPTIONS        GRANTED TO       FMV AT          PRICE        EXPIRATION
       NAME         GRANTED (2)      EMPLOYEES      GRANT DATE     (PER SHARE)        DATE
   -----------      -----------      ----------     ----------     -----------     ----------
Tony J. Sorcic         6,000            59%           $17.19          $17.19       12/14/2008
James B. Miller          500             5%           $17.19          $17.19       12/14/2008

                                      POTENTIAL REALIZABLE VALUE AT ASSUMED
                                    ANNUAL RATES OF STOCK PRICE APPRECIATION
                                          FOR OPTION TERM (10 YEARS)(3)
                    -------------------------------------------------------------------------
                                  5%                                    10%
                    ------------------------------    ---------------------------------------

                                        AGGREGATE
                    POTENTIAL PRICE      POTENTIAL    POTENTIAL PRICE         AGGREGATE
                     PER SHARE AT       REALIZABLE     PER SHARE AT      POTENTIAL REALIZABLE
      NAME            EXPIRATION           VALUE        EXPIRATION              VALUE
  -----------       ---------------     ----------    ---------------    --------------------
Tony J. Sorcic          $28.00            $64,864         $44.59               $164,379
James B. Miller         $28.00            $ 5,405         $44.59               $ 13,698

(1) Options become exercisable over three years at the rate of one-third per year, commencing one year after the date of grant, subject to acceleration in the event of a change in control of the Company.

(2) Options were granted pursuant to a Stock Option Agreement between the Company and Messrs. Sorcic and Miller. For more information, see "Compensation Committee Report".

(3) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall market conditions.

OPTION EXERCISES AND FISCAL YEAR-END VALUES FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                  VALUE OF UNEXERCISED
                                                  NUMBER OF UNEXERCISED               IN-THE-MONTH
                      SHARES         VALUE             OPTIONS AT                      OPTIONS AT
                   ACQUIRED ON     REALIZED            FY-END (#)                      FY-END ($)
      NAME         EXERCISE (#)       ($)       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
  -----------     -------------    --------     -------------------------     ----------------------------
Tony J. Sorcic          0              0                 0/6,000                           0/0
James B. Miller         0              0                  0/500                            0/0

(1) The closing price of the Common Stock on December 31, 1998 was $16.375.

EMPLOYMENT AGREEMENTS

Mr. Sorcic has an employment agreement with the Company, effective October 1, 1995, which provides for his full-time employment in his present capacity at a base compensation of $183,508 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of one year, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

Upon certain changes in control of the Company or Citizens Bank, Mr. Sorcic would be entitled to receive a lump sum payment equal to his monthly salary times the greater of twenty-four or the balance of the term under the Agreement (the "Severance Period"). Mr. Sorcic also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

COMPENSATION COMMITTEE REPORT

The Company does not have a Compensation Committee of the Board of Directors. During 1998, the Board of Directors established the compensation procedures and policies and determined the compensation of the President and Chief Executive Officer of the Company. The Chief Executive Officer of the Company is also the President of Citizens Bank and, as a result, he receives compensation only from Citizens Bank for services to the Company and Citizens Bank. During 1998, the Directors' Personnel Policy and Salary Committee of Citizens Bank (the "Committee") established the compensation procedures and policies for Citizens Bank and determined the compensation of all of the executive officers of Citizens Bank. Messrs. Thomas R. Lasier, Stephen W. Samet, Craig O. Wesner and Tony J. Sorcic were members of the Committee during 1998. All decisions by the Committee are reviewed and approved by the Board of Directors of Citizens Bank.

The compensation philosophy and objectives of the Company and Citizens Bank include attracting and retaining the best possible executive talent, motivating executive officers to achieve the performance objectives of the Company and Citizens Bank, rewarding individual performance and contributions, and linking executive and stockholder interests.

Annual executive compensation consists of two components: base salary and bonus, each of which is intended to complement the other and, taken together, to satisfy the compensation objectives of the Company and Citizens Bank as the case may be. The Committee annually considers the job performance of the officer and the average salaries as published by the Illinois Bankers Association and the Bank Administrative Institute of all of those persons holding comparable positions at comparably sized bank holding companies and banks, as the case may be, in determining each officer's base salary. The base salaries of the officers are targeted at the average base salary levels of the comparative compensation group. The banks included in the Illinois Bankers Association and Bank Administrative Institute publications are not the same as the banks quoted in The Nasdaq Stock Market.

Bonuses are awarded to the President and Chief Executive Officer of the Company and the executive officers and branch managers of Citizens Bank, based on a point system established by the Committee. These individuals earn points as a result of deposit growth, loan growth, and improvements in income, operating expenses, return on equity and/or return on deposits. The points earned determine the percentage to be paid as a bonus.

The long-term incentive utilized is the Princeton National Bancorp, Inc. Stock Option Plan. Eligible participants include all directors and employees of the Company, including the Chief Executive Officer and all executive officers of the Company. The Plan was approved by the stockholders of the Company in 1998. With respect to options granted in 1998, each option period is for ten (10) years and granted options only become vested over a three-year period. The number of shares covered by unexercised options held by the executive officers are shown in the table above titled "Options Exercises and Fiscal Year-End Values for the Year Ended December 31, 1998". In the opinion of the Committee and the Board of Directors, the Plan promotes the alignment of management and stockholder interests and will result in executive officers of the Company being sufficient stockholders to encourage long-term performance and Company growth.

This report is submitted on behalf of the Board of Directors of the Company: Don
S. Browning, John R. Ernat, Donald E. Grubb, Thomas M. Longman, Dr. Harold C. Hutchinson, Jr., Thomas R. Lasier, Ervin I. Pietsch, Stephen W. Samet, Tony J. Sorcic and Craig O. Wesner.

                      COMMON STOCK PRICE PERFORMANCE GRAPH

The following Common Stock price performance graph compares the monthly change in the Company's cumulative total stockholder returns on its Common Stock assuming the Common Stock was purchased on January 1, 1993 and sold on December 31, 1998 with the cumulative total return of stock traded on The Nasdaq Stock Market and all banks traded on The Nasdaq Stock Market for the same period. The amounts shown assume the reinvestment of dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                        PRINCETON NATIONAL BANCORP, INC.

PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
Produced on 1/28/1999 including data to 12/31/1998


[PLOT POINTS CHART]

----------------------------------------------------------------------------------------------------------------------
                                                           LEGEND

  Symbol      CRSP Total Returns Index for:             12/1993    12/1994    12/1995    12/1996    12/1997    12/1998
  ------      -----------------------------             -------    -------    -------    -------    -------    -------

______  [ ]   Princeton National Bancorp, Inc.           100.0      85.8       119.0      133.8      190.6      179.4
 .. _ .   *    Nasdaq Stock Market (US Companies)         100.0      97.8       138.3      170.0      208.6      293.2
------   ^    Nasdaq Bank Stocks                         100.0      99.6       148.4      195.9      328.0      324.9
              SIC 6020-6029, 6710-6719 US & Foreign

NOTES:
      A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
      B. The indices are reweighted daily, using the market capitalization on the previous trading day.
      C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
      D. The index level for all series was set to $100.0 on 12/31/1993.
----------------------------------------------------------------------------------------------------------------------

The Company's Common Stock began trading on The Nasdaq Stock Market under the symbol PNBC on May 8, 1992. Since that date, the Company's Common Stock has been lightly traded. On December 31, 1998 and February 26, 1999, the Record Date, the bid prices for the Common Stock as quoted by ABN AMRO were $16.375 and $16.75, respectively.

                              CERTAIN TRANSACTIONS

Several of the Company's directors and their affiliates, including corporations and firms of which they are officers or in which they or members of their families have an ownership interest, are customers of Citizens Bank. These persons, corporations and firms have had transactions in the ordinary course of business with Citizens Bank, including borrowings of material amounts, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is the policy of Citizens Bank not to extend credit to certain designated executive officers thereof.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon its review of Forms 3, 4 and 5 and any amendment thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from the directors and executive officers that no other reports were required, the Company is not aware of any director, officer or beneficial holder of 10% of its Common Stock that failed to file any such reports on a timely basis during 1998, except the following: Thomas R. Lasier. Ervin I. Pietsch and Harold C. Hutchinson, Jr. each filed one Form 4 late.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 26, 1999 the only persons or groups who are known to the Company to be the beneficial owners of more than 5% of the Common Stock were:

=======================================================================================
                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP       PERCENT OF CLASS
---------------------------------------------------------------------------------------
Citizens Bank's Trust Department (1)
606 South Main Street
Princeton, Illinois 61356                                198,026                  5.17%
---------------------------------------------------------------------------------------
Invista Capital Management, Inc.
699 Walnut - 1500 Hub Tower
Des Moines, Iowa 50309                                   262,275                  6.85%
---------------------------------------------------------------------------------------
Wellington Management Company, LLP
75 State Street
Boston, MA 02109                                         221,650                  5.79%
=======================================================================================

(1) The trust department holds Common Stock in a fiduciary capacity under the nominee name of JESCO & CO. The trust department's policy is to pass the power to vote the shares held by it to the beneficiaries or co-fiduciaries of the trust accounts, but, in certain cases, the beneficiaries or co-fiduciaries request the trust department to vote their Common Stock by proxy.

                               2000 ANNUAL MEETING

Any stockholder who intends to present a proposal (a "Proponent") at the 2000 Annual Meeting of Stockholders must submit the proposal in writing to the Company on or before November 8, 1999, in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. In addition, pursuant to Rule 14a-4 of Regulation 14A under the Securities Exchange Act of 1934 and the Company's Bylaws, the Company reserves the right to exercise discretionary voting authority for all shares for which it receives proxies at the 2000 Annual Meeting of Stockholders, in the event that a Proponent fails to provide notice of the subject proposal on or before January 20, 2000.

                                  OTHER MATTERS

Management of the Company does not intend to present any other matters for action at the annual meeting, and the management has not been informed that other persons intend to present any other matters for action at the meeting. However, if any other matters should properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the management of the Company.

                                        By Order of the Board of Directors,



                                        Lou Ann Birkey
                                        Assistant Vice President
                                        and Corporate Secretary

March 5, 1999

                        PRINCETON NATIONAL BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       FOR ANNUAL MEETING OF STOCKHOLDERS


                                 April 13, 1999


                     - Please sign and return immediately -


The undersigned hereby appoints Lawrence DeVore, Roger Swan and John Isaacson, or any of them, as the attorneys and proxies of the undersigned, with full power of substitution, to represent and vote all shares of common stock of Princeton National Bancorp, Inc. (the "Company"), standing in the name of the undersigned at the close of business on February 26, 1999, at the Annual Meeting of Stockholders of the Company to be held at The Galleria, 1659 North Main Street, Princeton, Illinois, at 10 a.m., on Tuesday, April 13, 1999 or at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present, on all matters coming before said meeting, as follows:

(1)  Election of directors

     ___  FOR all nominees listed below       ___  WITHHOLD AUTHORITY to vote
          (other than any nominee whose            for all nominees listed below
          name has been lined out)

                                 CLASS I (2002)

                                 Craig O. Wesner
                                 Don S. Browning
                                 Donald E. Grubb
                                Ervin I. Pietsch

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE ABOVE-NAMED NOMINEES BY LINING OUT THAT NOMINEE'S NAME.


                  (To be signed and dated on the reverse side)

(2) In their discretion, upon such other matters as may properly come before the Annual Meeting.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees listed above.

Please fill in, date and sign this proxy and return it in the enclosed envelope. When signing as an executor, administrator, trustee, guardian, custodian, corporate officer or in any capacity other than individually, give your full title as such. If stock is held jointly, each joint owner should sign this proxy.


                                     Date:______________________________________


                                     ___________________________________________
                                               (Stockholder's Signature)


                                     ___________________________________________
                                               (Stockholder's Signature)



The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.